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                                                                   EXHIBIT 10.42

                             SPACELABS MEDICAL, INC.


                             AUDIT COMMITTEE CHARTER





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                             SPACELABS MEDICAL, INC.
                             AUDIT COMMITTEE CHARTER


PURPOSE AND SCOPE

The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and other appropriate parties, the systems of internal controls which management and the Board have established, and the audit process. In doing so, it is the responsibility of the Committee to provide an open avenue of communication between the Board, management, the internal auditor, and the independent outside accountants ("Outside Auditor").

ORGANIZATION

o    The Committee shall be appointed annually by the Board.

o    The Committee shall be composed of at least three independent directors.

o Only independent directors may be members of the Committee. An independent director is a director who:

     (1) is not and has not been employed in an executive capacity of the Company or its affiliates in the current or past three years;

     (2) has not accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for Board service, retirement plan benefits, or non-discretionary compensation);

     (3) has no immediate family member who is or has been in the past three years, employed by the Company or its affiliates as an executive officer;

     (4) is not and has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company or its affiliates made, or from which the Company or its affiliates received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     (5) has not been employed as an executive of another entity where any of the Company's executives serve on that entity's Compensation Committee.

o Effective June 14, 2001, all directors must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement.

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                             SPACELABS MEDICAL, INC.
                             AUDIT COMMITTEE CHARTER

o Effective June 14, 2001, at least one member of the Committee must also have past employment experience in finance or accounting, the requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

o The Board shall appoint one of the members of the Committee as Chairperson. It is the responsibility of the Chairperson to lead all meetings of the Committee and ensure their appropriate conduct.

In meeting its responsibilities, the Committee shall:

GENERAL

o Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities.

o Meet at least two (2) times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

o Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

o    Review and update the Committee's charter at least annually.

o Perform such other functions assigned by law, the Company's charter or bylaws, or the Board.

INTERNAL CONTROLS AND RISK ASSESSMENT

o Review and evaluate the effectiveness of the Company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company.

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                             SPACELABS MEDICAL, INC.
                             AUDIT COMMITTEE CHARTER

o Consider and review with management, the Outside Auditor and the internal auditor:

     - The effectiveness of or weaknesses in the Company's internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls.

     - Any related significant findings and recommendations of the Outside Auditor and internal auditor together with management's responses thereto, including the timetable for implementation of recommendations to correct identified weaknesses in internal controls.

o Review the coordination of the internal audit plan to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

FINANCIAL REPORTING

o Review filings with the SEC and other agencies and other published documents containing the Company's financial statements, including annual and interim reports, and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

o Review with management and the Outside Auditor at the completion of the annual examination:

     -    The Company's annual financial statements and related footnotes.

     - The Outside Auditor's audit of the financial statements and report thereon.

     - Any significant changes required in the financial statement audit plan.

     - Any serious difficulties or disputes with management encountered during the course of the audit.

     - The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

     - Other matters related to the conduct of the financial statement audit which are to be communicated to the Committee under generally accepted auditing standards.

     -    Review and approve the Company's accounting principles.

o Assess internal processes for determining and managing key financial statement risk areas.

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                             SPACELABS MEDICAL, INC.
                             AUDIT COMMITTEE CHARTER

OUTSIDE AUDITOR

The Outside Auditor is ultimately accountable to the Board through the Committee, as representatives of the shareholders. Accordingly with respect to the Outside Auditor the Committee shall:

o Evaluate and recommend to the Board the outside auditor to be nominated for approval, and, where appropriate, recommend the discharge of the Outside Auditor.

o    Take appropriate action to oversee the independence of the Outside Auditor.

o Obtain a formal written statement from the Outside Auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1 and through active engagement of dialog with the auditor, determine if any disclosed relationships or services may impact the objectivity and independence of the auditor.

o Review the scope and approach of the annual financial statement audit with the Outside Auditor.

o Assess the Outside Auditor's process for identifying and responding to key audit and internal control risks.

o Review the Outside Auditor's identification of issues and business and financial risks and exposures.

o Instruct the Outside Auditor to communicate directly to the Committee any serious difficulties or disputes with management.

o Meet with the internal auditor, Outside Auditors and/or representatives of management privately as the Committee deems appropriate in its discretion.

INTERNAL AUDITOR (EITHER EMPLOYEE OR CONTRACTOR)

o Evaluate the internal audit process for establishing the annual internal audit plan and the focus on key business risks.

o Determine, in consultation with the internal auditor and management, the internal audit scope and role of the internal auditors.

o Review and evaluate the scope, risk assessment and nature of the annual internal audit plan and any subsequent changes, including whether or not the internal audit plan is

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                             SPACELABS MEDICAL, INC.
                             AUDIT COMMITTEE CHARTER

     sufficiently linked to the Company's overall business objectives and management's success and risk factors.

o Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

o    Confirm and assure the independence of the internal auditor.

COMPLIANCE WITH LAWS AND REGULATIONS

o Ascertain whether the Company has an effective process for determining the risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations, if any.

o Review with the Company's general counsel and other appropriate parties, any legal, tax or regulatory matters that may have a material impact on Company operations and/or the financial statements, related Company compliance policies, and programs, and material reports received from regulatory agencies.

COMPLIANCE WITH CODES OF ETHICAL CONDUCT

o Review and assess the Company's processes for administering a code of ethical conduct.

o Review with the internal auditor and the Outside Auditor the results of their review of the Company's monitoring of compliance with the Company's code of conduct.

o Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the Outside Auditor.

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